Exhibit 10.1

Executed Version

SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated to be effective as of October 3, 2017 (the “Amendment Effective Date”), is entered into by and among CARDTRONICS plc, an English public limited company (the “Parent”), the other Obligors (as defined in the Credit Agreement defined below) party hereto, the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

Preliminary Statement

WHEREAS, the Parent, the other Obligors party thereto, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 24, 2014 (as amended, the “Credit Agreement”); and

WHEREAS, the Parent has now asked the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Obligors ratify and confirm all of their respective obligations under the Credit Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.         Amendments to Credit Agreement.

(a)         The Credit Agreement (exclusive of the Exhibits and Schedules thereto) is hereby amended to read in its entirety as set forth on Annex A attached hereto.

(b)         The Schedules to the Credit Agreement are hereby amended to add a new Schedule 1.01 thereto in the form attached hereto as Schedule 1.01.

(c)         Exhibit 2.03 and Exhibit 2.07 to the Credit Agreement are hereby amended to read in their entirety as set forth on Exhibit 2.03 and Exhibit 2.07 attached hereto, respectively.

3.         Conditions Precedent.  This Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:

(a)         no Default or Event of Default shall exist;

(b)         the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the other Obligors party hereto and the Lenders; and

(c)         the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including the reasonable fees and expenses of legal counsel to the Administrative Agent.

4.         Ratification.  Each Obligor hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is any Obligor released from any covenant, warranty or obligation created by or contained herein or therein.

5.         Representations and Warranties.  Each Obligor hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of such Obligor, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date; provided that, in either case, to the extent any such representation and warranty is qualified by Material Adverse Effect or materiality qualifier, such representation and warranty is true and correct in all respects, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document or will result immediately upon giving effect to this Amendment and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Obligor.

6.         Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7.         Governing Law.  This Amendment shall be construed in accordance with and governed by the Law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

8.         Amendment is a Loan Document; References to the Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the

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Credit Agreement to “this Agreement” mean the Credit Agreement as amended by this Amendment.

9.         Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

CARDTRONICS PLC

By:
Name:
Title:

CARDTRONICS HOLDINGS LIMITED

By:
Name:
Title:

CATM HOLDINGS LLC

By:
Name:
Title:

CARDTRONICS USA, INC.

By:
Name:
Title:

CARDTRONICS EUROPE LIMITED

By:
Name:
Title:

[Continued on following page]

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CARDTRONICS UK LIMITED

By:
Name:
Title:

CATM EUROPE HOLDINGS LIMITED

By:
Name:
Title:

CARDTRONICS AUSTRALASIA PTY LTD.

in accordance with section 127 of the Corporations Act 2001 (Cth) by a director and secretary/director:

By:
Name:
Title:

By:
Name:
Title:

CARDTRONICS CANADA HOLDINGS ULC

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CREDIT FACILITY GUARANTORS:

CARDTRONICS, INC.

By:
Name:
Title:

ATM NATIONAL, LLC

By:
Name:
Title:

CATM NORTH AMERICA HOLDINGS LIMITED

By:
Name:
Title:

CATM AUSTRALASIA HOLDINGS LIMITED

By:
Name:
Title:

[Continued on following page]

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CARDTRONICS CANADA LIMITED PARTNERSHIP

By:	Cardtronics Canada Operations Inc., its General Partner

By:
Name:
Title:

CARDTRONICS CANADA ATM PROCESSING PARTNERSHIP

By:	Cardtronics Canada Operations Inc., its Managing Partner

By:
Name:
Title:

SUNWIN SERVICES GROUP (2010) LTD.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

CFC GUARANTORS:

CARDTRONICS HOLDINGS, LLC

By:
Name:
Title:

CARDPOINT LIMITED

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

Compass Bank

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

ZB, N.A. dba AMEGY BANK

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

CAPITAL ONE, N.A.

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

SANTANDER BANK, N.A.

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

HSBC BANK USA, N.A.

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

BARCLAYS BANK PLC

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

FROST BANK

By:
Name:
Title:

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 1.01

NON-PRO RATA ALTERNATIVE CURRENCIES AND LENDERS

Currency	Available for Swingline Loans and Letters of Credit?	Lenders That Have Agreed to Fund Revolving Loans in Said Currency
Rand	Yes	JPMorgan Chase Bank, N.A. Bank of America, N.A. Wells Fargo Bank, N.A. Compass Bank ZB, N.A., dba Amegy Bank Capital One, N.A. The Royal Bank of Scotland plc Barclays Bank plc

Amended and Restated Credit Agreement
Schedule 1.01-1

EXHIBIT 2.03

FORM OF BORROWING REQUEST

[Administrative Agent in the case of a Borrowing in Dollars]

JPMorgan Chase Bank, N.A.

Loan and Agency Service Group

Yuvette Owens

10 South Dearborn, Floor 97

Chicago, IL  60603-2300

Telecopy No:  888-303-9732

Telephone No. (for confirmation):  312-385-7021

Email:  jpm.agency.servicing.1@jpmchase.com

[Alternative Currency Agent in the case of a Borrowing in an Alternative Currency (other than Canadian Dollars)]

J.P. Morgan Europe Limited

25 Bank Street

Canary Wharf

London E14 5JP

Attn: Loans Agency

Telecopy No. 44 207 777 2360

Email:  loan_and_agency_london@jpmorgan.com

[Alternative Currency Agent in the case of a Borrowing in Canadian Dollars)]

JPMorgan Chase Bank, N.A.

10 S. Dearborn, Floor L2

Chicago, IL  60603

Attention:  Jessica Gallegos

Telephone Number:  (312) 954-2097

Email: CLS.CAD.Chicago@jpmorgan.com

Re:

Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) dated as of April 24, 2014, by and among Cardtronics plc, the other Obligors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Europe Limited, as Alternative Currency Agent for the Lenders

Ladies and Gentlemen:

Pursuant to the Credit Agreement, the undersigned Borrower hereby makes the requests indicated below:

Amended and Restated Credit Agreement
Exhibit 2.03-1

	(a)	Amount of Borrowing: ______________
(b)	Requested date of Borrowing: ___________________
	(c)	Type of Borrowing: _________ ABR Borrowing; _________ Canadian Prime Rate Borrowing; _________ CDOR Borrowing; _________ Eurocurrency Borrowing; _________ BBSY Borrowing; or _________ JIBAR Borrowing.
	(d)	Requested currency for Eurocurrency Borrowing: ______________
(e)	Requested Interest Period for Eurocurrency Borrowing, CDOR Borrowing, BBSY Borrowing or JIBAR Borrowing: ______________
(f)	Location and number of account to which funds are to be disbursed: ___________________ ___________________

The undersigned certifies that [s]he is authorized to execute this request on behalf of the undersigned Borrower.  The undersigned Borrower represents and warrants that (i) it is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement and that no Default or Event of Default shall exist or will occur as a result of the making of such requested Borrowing; and (ii) the representations and warranties of the Parent and the Restricted Subsidiaries set forth in the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of the requested Borrowing; provided, that to the extent such representations and warranties were made as of a specific date, the same were true and correct in all material respects as of such specific date; provided further, in either case, to the extent any such representation or warranty is qualified by Material Adverse Effect or materiality qualifier, such representation shall be true and correct in all respects.

Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

Amended and Restated Credit Agreement
Exhibit 2.03-2

Very truly yours,

[_______________]

By:
Name:
Title:

Amended and Restated Credit Agreement
Exhibit 2.03-3

EXHIBIT 2.07

FORM OF INTEREST ELECTION REQUEST

[Administrative Agent in the case of a Borrowing in Dollars]

JPMorgan Chase Bank, N.A.

Loan and Agency Service Group

Yuvette Owens

10 South Dearborn, Floor 97

Chicago, IL  60603-2300

Telecopy No:  888-303-9732

Telephone No. (for confirmation):  312-385-7021

Email:  jpm.agency.servicing.1@jpmchase.com

[Alternative Currency Agent in the case of a Borrowing in an Alternative Currency (other than Canadian Dollars)]

J.P. Morgan Europe Limited

25 Bank Street

Canary Wharf

London E14 5JP

Attn: Loans Agency

Telecopy No. 44 207 777 2360

Email:  loan_and_agency_london@jpmorgan.com

[Alternative Currency Agent in the case of a Borrowing in Canadian Dollars)]

JPMorgan Chase Bank, N.A.

10 S. Dearborn, Floor L2

Chicago, IL  60603

Attention:  Jessica Gallegos

Telephone Number:  (312) 954-2097

Email: CLS.CAD.Chicago@jpmorgan.com

Re:

Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) dated as of April 24, 2014, by and among Cardtronics plc, the other Obligors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Europe Limited, as Alternative Currency Agent for the Lenders

Ladies and Gentlemen:

Pursuant to the Credit Agreement, the undersigned Borrower hereby makes the requests indicated below:

(a)         The Borrowing to which this Interest Election Request applies is as follows:

Amended and Restated Credit Agreement
Exhibit 2.07-1

(a)         Date of Borrowing:

(b)         Type of Borrowing:

(c)         Interest Period:

(d)         Aggregate amount to be [converted] [continued]:

(b)       The effective date of the election made pursuant to this Interest Election Request is                             .

(c)       The Borrowing resulting from this Interest Election Request shall be [a] [an] _______________ Borrowing.

(d)       The Interest Period applicable to the resulting Borrowing is _________________.

The undersigned certifies that [s]he is authorized to execute this request on behalf of the undersigned Borrower.  The undersigned Borrower represents and warrants that (i) it is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement and that no Default or Event of Default shall exist or will occur as a result of the making of such requested Borrowing; and (ii) the representations and warranties of the Parent and the Restricted Subsidiaries set forth in the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of the requested Borrowing; provided, that to the extent such representations and warranties were made as of a specific date, the same were true and correct in all material respects as of such specific date; provided further, in either case, to the extent any such representation or warranty is qualified by Material Adverse Effect or materiality qualifier, such representation shall be true and correct in all respects.

Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

Very truly yours,

[_______________]

By:
Name:
Title:

Amended and Restated Credit Agreement
Exhibit 2.07-2